Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE TRUST
U.S. Equity Flex II Portfolio
U.S. Equity Flex III Portfolio
U.S. Equity Flex IV Portfolio

The following information supersedes certain information in each of the above-listed portfolio's Prospectus and Statement of Additional Information.

On May 12, 2009, the Board of Trustees of Credit Suisse Trust (the "Trust"), on behalf of its series, the U.S. Equity Flex II Portfolio, the U.S. Equity Flex III Portfolio and the U.S. Equity Flex IV Portfolio (collectively, the "Acquired Portfolios" and each, an "Acquired Portfolio"), approved the proposed reorganization of each Acquired Portfolio (each, a "Reorganization") whereby all of the assets and liabilities of the Acquired Portfolio would be transferred to the U.S. Equity Flex I Portfolio (the "Acquiring Portfolio"), also a series of the Trust, in exchange for shares of beneficial interest of the Acquiring Portfolio. Each Acquired Portfolio would then be liquidated and shares of beneficial interest of the Acquiring Portfolio would be distributed to the shareholders of the Acquired Portfolio.

Each Reorganization is subject to the completion of certain conditions, including the approval of the relevant Acquired Portfolio's shareholders. Approval of any one Reorganization will not be contingent on the approval of any other Reorganization. Proxy materials describing each proposed Reorganization will be mailed to shareholders of each of the Acquired Portfolios in anticipation of a special meeting of shareholders to be held at a later date. If a Reorganization is completed, each shareholder of the Acquired Portfolio would become a shareholder of the Acquiring Portfolio and would receive on a tax-free basis shares of beneficial interest of the Acquiring Portfolio with the same aggregate net asset value as their shares of beneficial interest of the Acquired Portfolio.

Dated: May 15, 2009	16-0509 for TRBLC-PRO TRLCV-PRO TRMCC-PRO 2009-014